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Exhibit 10.35

Agreement for Assignment and Assumption of Option Agreement

        This Agreement for Assignment and Assumption of Option Agreement ("Agreement") is made by and among Century Gold LLC, a Nevada limited liability company ("Century"), Donald J. Decker and Suzanne R. Decker, as Joint Trustees of the Decker Ridge Joint Revocable Trust (collectively "Decker"), Vista Gold Corp., a corporation continued under the laws of the Yukon Territory ("Vista"), and Victory Gold Inc., a Nevada corporation ("Victory").

Recitals

A.    Century and Frank W. Lewis, as trustee of the Frank Lewis Trust, and Sharon F. Lewis, as trustee of the Sharon Lewis Trust (collectively "Lewis") are parties to an Agreement for Purchase dated June 29, 2005 (the "Option Agreement"), pursuant to which Lewis granted to Century the option ("Option") and right to purchase all of the issued and outstanding shares of F.W. Lewis, Inc., a Nevada corporation ("FWLCO") and Century has exercised the Option.

B.    Donald J. Decker, Faith Minerals and Land Company, a Nevada limited liability company ("Faith"), and Vista are parties to the Letter of Intent dated September 8, 2005 (the "Letter Agreement"), pursuant to which Donald J. Decker and Faith agreed to sell, or to cause Century to sell, to Vista all of the issued and outstanding shares of FWLCO following Century's purchase of such shares. The parties acknowledge that Century is an obligor under the Letter Agreement.

C.    The parties desire to formalize the terms of their agreement as provided in this Agreement.

        The parties, intending to be legally bound, agree as follows:

1.     Definitions.    For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

        1.1    "Assets" means the assets, interests, properties and rights owned by FWLCO described in the Option Agreement.

        1.2    "Century" means Century Gold LLC, a Nevada limited liability company, and its successors and assigns.

        1.3    "Century Properties" means the interests in properties described in Exhibit 1.3 which FWLCO will convey by quitclaim deed to Century on the Closing.

        1.4    "Contemplated Transactions" means all of the transactions contemplated by this Agreement, including:

                    (a)    the assignment by Century to Victory of all of Century's right, title and interest in and to the Option Agreement;

                    (b)    the sale of the Shares by Lewis to Century, Century's delivery and transfer of title to the Shares to Victory and Victory's acquisition from Century of ownership of the Shares and exercise of control over FWLCO;

                    (c)    the performance by Century, Vista and Victory of their respective covenants and obligations under this Agreement; and

                    (d)    the transfer by FWLCO to Century of title to the Century Properties.

        1.5    "Contract" means any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

        1.6    "Decker" means collectively Donald J. Decker, individually and as joint trustee of the Decker Ridge Joint Revocable Trust, and Suzanne R. Decker, individually and as a joint trustee of the Decker Ridge Joint Revocable Trust, and their heirs, successors and assigns.

        1.7    "Due Diligence" means Vista's examinations and investigations intended to determine the accuracy of Century's representations and warranties, the title to and value of the Assets, and all other matters pertinent or related to Victory's decision to purchase the Shares.

        1.8    "Exchange Act" means the Securities Exchange Act of 1934, or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

        1.9    "Exhibits" means the exhibits attached to and by reference incorporated in this Agreement.

        1.10  "Faith" means Faith Minerals and Land Company, a Nevada limited liability company, and its successors and assigns.

        1.11  "FWLCO" means F.W. Lewis, Inc., a Nevada corporation, and its successors and assigns.

        1.12  "Governmental Authorization" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any governmental body or pursuant to any Legal Requirement.

        1.13  "Knowledge" means an individual will be deemed to have "Knowledge" of a particular fact or other matter if such individual is actually aware of such fact or other matter. A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

        1.14  "Legal Requirement" means any federal, state, provincial, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty, and, where the context requires, the regulations, rules and policies of the American Stock Exchange and the Toronto Stock Exchange.

        1.15  "Lewis" means collectively Frank W. Lewis, the Frank Lewis Trust, Sharon F. Lewis, the Sharon Lewis Trust and their heirs, successors and assigns.

        1.16  "Option Agreement" means the Agreement for Purchase dated June 29, 2005, among Century, the Frank Lewis Trust and the Sharon Lewis Trust.

        1.17  "Organizational Documents" means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the articles of organization and the operating agreement of a limited liability company; (c) the partnership agreement and any statement of partnership of a general partnership; (d) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

        1.18  "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or governmental body.

        1.19  "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any governmental body or arbitrator.

        1.20  "Representative" means with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

        1.21  "Securities Act" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

        1.22  "Shares" means the shares of the capital stock of FWLCO which constitute all of the issued and outstanding shares of FWLCO to be acquired by Victory pursuant to the Option Agreement.

        1.23  "Victory" means Victory Gold Inc., a Nevada corporation which is the wholly-owned subsidiary of Vista, and its successors and assigns.

        1.24  "Vista" means Vista Gold Corp., a corporation continued under the laws of the Yukon Territory, and its successors and assigns.

        1.25  "Vista Companies" means collectively Vista Gold Corp., Victory Gold Inc. and their successors and assigns.

        1.26  "Vista Share" means one (1) common share of the capital stock of Vista and "Vista Shares" means collectively the common shares of the capital stock of Vista to be issued by Vista and delivered to Century pursuant to Section 2.2.

2.     Assignment of the Option Agreement; Closing.

        2.1    Assignment.    Subject to the terms and conditions of this Agreement, Century will assign and transfer to Victory all of its right, title and interest in and to the Option Agreement and the Shares and Victory agrees that it will accept and assume the obligations of Century under the Option Agreement and ownership of the Shares. On execution of this Agreement, Century will execute and deliver to Victory the Assignment and Assumption in the form of Exhibit 2.1 attached to and by this reference incorporated in this Agreement.

        2.2    Purchase Price.    The purchase price for the Assignment shall consist of the following components:

                    (a)    The cash component of the purchase price shall consist of Four Hundred Thousand Dollars ($400,000.00) representing (i) reimbursement to Century of the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) paid by Century to Lewis in accordance with the Option Agreement; and (ii) additional consideration in the sum of One Hundred Fifty Thousand Dollars ($150,000.00).

                    (b)    The stock component of the purchase price shall consist of two hundred fifty thousand (250,000) Vista Shares.

                    (c)    The Century Properties component shall consist of the transfer by FWLCO to Century of the Century Properties.

        2.3    Closing of Option Agreement and Transfer of Shares.    The Closing shall occur immediately following Victory's closing of the Option. Vista and Victory shall use their best efforts to close the Option Agreement on or before December 16, 2005. If Lewis delays or prevents the Closing, the closing date shall be extended for such time as is necessary for Victory's closing of the Option. Century shall cooperate with Victory to enforce the Option Agreement, but the costs of enforcement shall be the responsibility of Victory.

        2.4    Closing Obligations.    At the Closing:

                    (a)    Vista and Victory will deliver to Century:

                            (i)      the sum of Four Hundred Thousand Dollars ($400,000.00) in cash;

                            (ii)     Two Hundred Fifty Thousand (250,000) Vista Shares evidenced by certificate or undertaking;

                            (iii)    Quitclaim Deeds duly executed by FWLCO to Century for the Century Properties.

        2.5    Vista's Post-Closing Registration Obligations.    Vista agrees to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (or another appropriate form) (the "Registration Statement") covering the resale, on a continuous basis pursuant to Rule 415 under the Securities Act, by Century of all Vista Shares issuable to Century pursuant to this Agreement, and use its commercially reasonable efforts to pursue to effectiveness, the registration of such Vista Shares on Form S-3. Vista shall be obligated only to register such Vista Shares on Form S-3, or its successor or replacement form that authorizes incorporation by reference of financial and other information from Vista's periodic reports and only if and to the extent that Vista is eligible to use such form.

                    (a)    Vista shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is four years after the Closing Date or such earlier date when all Vista Shares covered by the Registration Statement (i) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (ii) may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act as determined by the counsel to Vista pursuant to a written opinion letter to such effect, addressed and acceptable to Vista's transfer agent and Century (the "Effectiveness Period"). In connection with Vista's registration obligations hereunder, Vista shall:

                            (i)      From time to time amend or supplement the Registration Statement as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation;

                            (ii)     Provide Century with as many copies of the prospectus contained in any such Registration Statement as it may reasonably request;

                            (iii)    Prior to any resale of Vista Shares by Century, use its commercially reasonable efforts to register or qualify the Vista Shares covered by such Registration Statement under the applicable securities or "blue sky" laws of such jurisdiction as Century may reasonably request, and to keep each of the registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Vista Shares covered by such Registration Statement.

                    (b)    Vista shall bear all commercially reasonable costs and expenses of each such registration of Vista Shares, including, but not limited to, printing, legal and accounting expenses, and all registration and filing fees including, without limitation, fees and expenses (i) with respect to filings required to be made with the American Stock Exchange, Toronto Stock Exchange or any other trading market on which the Vista Shares are then listed for trading, and (ii) in compliance with applicable state securities or Blue Sky laws.

                    (c)    Vista shall use its commercially reasonable best efforts to file timely with the SEC such information as the SEC may require under either of Section 13 or Section 15(d) of the Exchange Act. Vista shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereafter in effect) with respect to the Vista Shares.

3.     Century's Covenants, Representations and Warranties.    Century covenants, represents and warrants to the Vista Companies as follows:

        3.1    Organization and Good Standing.

                    (a)    Century is a limited liability company, duly organized, validly existing, and in good standing under the laws of Nevada, with full corporate power and authority to conduct its business as it is now being conducted.

                    (b)    Century has delivered to Vista copies of the Organizational Documents of FWLCO, as currently in effect, obtained by Century from Lewis.

        3.2    Authority; No Conflict; Investment Status and Intent.

                    (a)    This Agreement constitutes the legal, valid, and binding obligation of Century.

                    (b)    Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

                            (i)      contravene, conflict with, or result in a violation of any provision of the Organizational Documents of Century.

                            (ii)     contravene, conflict with, or result in a violation of, or give any governmental body or other Person the right to challenge any of the Contemplated Transactions.

                            (iii)    contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any governmental body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by Century or that otherwise relates to the business of, or any of the assets owned or used by, Century;

                            (iv)    Century is not required to give any notice to or obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

                    (c)    Century is an "Accredited Investor" within the meaning of Regulation D under the Securities Act. By reason of its business and financial experience, sophistication and knowledge, Century is capable of evaluating the risks and merits of the investment made pursuant to this Agreement. Century has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Vista Shares and it is able to bear the economic risks and complete loss of such investment in the Vista Shares.

                    (d)    Century hereby represents that (i) it has been furnished by Vista during the course of this transaction with all information regarding Vista which it had requested, (ii) all documents that have been reasonably requested by Century have been made available for Century or Century's counsel's inspection and review, (iii) Century has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of Vista concerning the terms and conditions of the issuance of the Vista Shares to Century as partial consideration for the assignment of the Option Agreement and Option to Victory, (iv) any other additional information which Century has requested has been provided, (v) at no time was Century presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act, (v) Century has had an opportunity to examine the Century Properties and title to the Century Properties and Century is relying on its examination in entering this Agreement, (vi) Century acknowledges that none of Lewis, FWLCO, Vista or Victory has made any representation or warranty regarding the condition of or title to the Century Properties, and (vii) and Century acknowledges that it is accepting the condition of and title to the Century Properties "as is" without any representations or warranties. Century hereby agrees and acknowledges that the terms of this Agreement represent the definitive terms of its acquisition of the Vista Shares and shall supersede any terms set forth in any letter, memorandum, document or term sheet and any discussion, agreement or understanding of any and every nature among the parties hereto, including the Letter Agreement.

                    (e)    Century represents that the Vista Shares to be issued and delivered to Century pursuant to this Agreement are being acquired for its own account, for investment for an indefinite period of time, not as nominee or agent for any other person, firm or corporation and not for distribution or resale to others in contravention of the Securities Act and the rules and regulations promulgated thereunder; provided however, the parties acknowledge that prior to 12 months after closing date, Century may dispose of some or all of the Vista Shares pursuant to an effective registration statement under the Securities Act. Century agrees that it will not sell or otherwise transfer the Vista Shares unless they are registered under the Securities Act or unless an exemption from such registration is available.

                    (f)    Century understands and acknowledges that the Vista Shares have not been, and will not as of the time issued, be registered under the Securities Act and that they will be issued in reliance upon exemptions from the registration requirements of the Securities Act, and thus cannot be resold until 12 months after closing date, unless they are included in an effective registration statement filed under the Securities Act or unless an exemption from registration is available for such resale. With regard to the restrictions on resales of the Vista Shares, Century is aware: (i) that Vista will issue stop transfer orders to its stock transfer agent in the event of attempts to improperly transfer any such Vista Shares, and (ii) that a restrictive legend will be placed on certificates representing the Vista Shares, which legend will read substantially as follows:

  UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert date that is four months and one day after the Closing Date]. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX.

  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAW. NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) RECEIPT BY THE CORPORATION OF AN ACCEPTABLE LEGAL OPINION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE CORPORATION OTHERWISE SATISFYING ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

        The legend stated above shall be promptly removed from any certificate representing the Vista Shares, and Vista shall issue a certificate without such legend to Century, if, unless otherwise required by Canadian, provincial or state securities laws (i) such Vista Shares are registered for resale under the Securities Act and are sold in compliance with the requirements of the Securities Act; (ii) in connection with a sale transaction, such holder provides Vista with an opinion of counsel, in a form reasonably acceptable to Vista, to the effect that a public sale, assignment or transfer of such Vista Shares may be made without registration under the Securities Act; or (iii) such holder provides Vista with reasonable assurances that such Vista Shares can be sold pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Notwithstanding the removal of the legend stated above in the event the Vista Shares are registered for resale on an effective registration statement, Vista reserves the right to affix a legend on certificates representing such Vista Shares that any selling shareholder must comply with the prospectus delivery requirements of the Securities Act in connection with any resale. Vista shall bear the cost of the removal of any legend as anticipated by this Section.

        3.3    Relationships With Related Persons.    Neither Donald J. Decker nor Suzanne R. Decker, nor any related person of Century has or has had any interest in any property (whether real, personal, or mixed and whether tangible or intangible) used in or pertaining to FWLCO's businesses.

        3.4    Certain Proceedings.    There is no pending Proceeding that has been commenced against Century and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Century's Knowledge, no such Proceeding has been threatened.

        3.5    Title to Option Agreement.    Century owns all of the right, title and interest in and to the Option Agreement and has not entered into any agreement, contract, option or other transaction with any third party under which Century has granted to any third party any interest in or the right to acquire any interest in the Option Agreement, the Assets or the Shares. Century represents and warrants that it is not presently negotiating with any other party for the sale or transfer of its interest in the Option Agreement, the Letter Agreement and this Agreement.

4.     Vista's and Victory's Covenants, Representations and Warranties.    Each of Vista and Victory covenants, represents and warrants for itself to Century as follows:

        4.1    Organization and Good Standing.    Vista is a corporation duly continued, validly existing, and in good standing under the laws of the Yukon Territory. Victory is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

        4.2    Authority; No Conflict.

                    (a)    This Agreement constitutes the legal, valid, and binding obligation of Vista and Victory, enforceable against Vista and Victory in accordance with its terms.

                    (b)    Neither the execution and delivery of this Agreement by Vista and Victory nor the consummation or performance of any of the Contemplated Transactions by Vista or Victory will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

                            (i)      any provision of the Vista Companies' Organizational Documents;

                            (ii)     any resolution adopted by the board of directors or the stockholders of the Vista Companies;

                            (iii)    any Legal Requirement or order to which the Vista Companies may be subject; or

                            (iv)    any Contract to which the Vista Companies are parties or by which the Vista Companies may be bound.

        Except as stated in Exhibit 4.2, the Vista Companies are not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

        4.3    Certain Proceedings.    There is no pending Proceeding that has been commenced against the Vista Companies and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Vista's Knowledge, no such Proceeding has been threatened.

        4.4    Securities and Exchange Commission Filings.

                    (a)    Vista has filed all forms, reports and documents required to be filed by it with the SEC since January 1, 2005. Such forms, reports and documents and all registration statements filed under the Securities Act since January 1, 2005 (the "SEC Reports") (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations thereunder, as amended (collectively, the "Rules and Regulations"), and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made or incorporated by reference therein, in the light of the circumstances under which they were made or incorporated by reference, not misleading.

                    (b)    Each of the consolidated financial statements (including, in each case, any notes thereto) contained or incorporated by reference in the SEC Reports was prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented the consolidated financial position, results of operations and changes in cash flow of Vista and its consolidated subsidiaries as of the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to have a material adverse effect on Vista).

        4.5    Authorization and Issuance of Vista Shares.    The authorized capital stock of Vista consists of an unlimited number of common shares without par value per share, of which 20,447,262 shares will be issued and outstanding as of November 29, 2005. All of the outstanding common shares of Vista have been duly authorized and issued and are fully paid and non-assessable. Upon issuance of the Vista Shares, the Vista Shares will be duly and validly issued, fully paid and non-assessable.

        4.6    Free Trading; Liquidated Damages.    In no event later than 12 months after the Closing Date, the Vista Shares shall become free trading, subject only to the applicable limitations of Rule 144 of the Securities Act. If a Registration Statement filed or required to be filed hereunder is not declared effective by the SEC on or before the date which is six months following the Closing Date (the "Effectiveness Date"), such failure being referred to as an "Event," and the Effectiveness Date on which such Event occurs being referred to as the "Event Date," then: (x) on such Event Date Vista shall pay to Century an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate market value on the closing date of the Vista Shares issuable to Century hereunder (the "Aggregate Market Value," with such Aggregate Market Value to equal the number of Vista Shares issuable hereunder under multiplied by the closing price of Vista Shares on the American Stock Exchange on the Closing Date); and (y) on each monthly anniversary of the Event Date (if the Event shall not have been cured by such date) until the earlier of (i) the date on which the event is cured and (ii) the date on which all of the Vista Shares issuable to Century hereunder may be sold pursuant to Rule 144 under the Securities Act, Vista shall pay to Century an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the Aggregate Market Value. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the earlier of the cure of an Event or eligibility of the Vista Shares for resale by Century pursuant to Rule 144, as contemplated by the preceding sentence.

5.     Default; Remedies.

        5.1    Procedure.    Should any party default in the performance of its obligations herein, any party injured by the default may serve written notice thereof upon the defaulting party pursuant to Section 6.4 below. Said notice shall allow the defaulting party 15 days in which to correct the default. If the defaulting party fails to correct the default, the injured party may institute legal action against the defaulting party for any remedy which may be available to the injured party in law or in equity.

        5.2    Attorneys' Fees.    In the event of litigation between parties for default in performance of the Agreement, the prevailing party shall be entitled to the award of its reasonable attorneys' fees.

6.     General Provisions.

        6.1    Expenses.    Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel, and accountants.

        6.2    Public Announcements.    Except as required by law or the rules of the American Stock Exchange and the Toronto Stock Exchange or any other regulatory body, for so long as this Agreement is in effect, no press releases or public disclosure, either written or oral, concerning this Agreement including but not limited to the Contemplated Transactions, shall be made by a party to this Agreement without the prior knowledge and written consent of Vista and Century, which consent shall not be unreasonably withheld.

        6.3    Disclaimer.    No party hereto makes any representation or warranty to any other party regarding the condition of, or title to any assets of FWLCO, or the financial condition or liabilities of FWLCO.

        6.4    Notices.    All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed served when (a) delivered by hand (with written confirmation of receipt); (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested; or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers stated below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Century:	Century Gold LLC 285 Spring Creek Parkway, No. 1 Spring Creek, NV 89815
Vista and Victory:	Vista Gold Corp. Victory Gold Inc. 7961 Shaffer Pkwy, Suite 5 Littleton, CO 80127

        6.5    Further Assurances.    The parties are (a) to furnish upon request to each other such further information; (b) to execute and deliver to each other such other documents; and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

        6.6    Entire Agreement and Modification.    This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including the Letter Agreement) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties.

        6.7    Assignments, Successors, and No Third-Party Rights.    Neither party may assign any of its rights under this Agreement without the prior consent of the other parties except that Vista may assign any of its rights under this Agreement to any affiliate of Vista. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

        6.8    Brokers or Finders.    Neither Century, nor Vista, nor its officers and agents have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

        6.9    Section Headings, Construction.    The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

        6.10  Time of Essence.    With regard to all dates and time periods stated or referred to in this Agreement, time is of the essence.

        6.11  Governing Law.    This Agreement will be governed by the laws of the State of Nevada without regard to conflicts of laws principles.

        6.12  Joinder by Century and Faith.    Century Gold LLC, Donald J. Decker, Suzanne R. Decker and Faith have executed this Agreement to acknowledge their assignment to Century of all of their right, title and interest in, to and under the Option Agreement and to approve, confirm and ratify Century's execution and delivery of this Agreement and performance of its obligations under this Agreement.

        The parties have executed and delivered this Agreement effective as of December 9, 2005.

CENTURY GOLD LLC		FAITH MINERALS AND LAND COMPANY
By:	/s/ DONALD J. DECKER	By:	/s/ DONALD J. DECKER
	Donald J. Decker, Manager		Donald J. Decker, Manager
VISTA GOLD CORP.
By:	/s/ DONALD J. DECKER
	Donald J. Decker, Trustee of the Decker Ridge Joint Revocable Trust	By:	/s/ MICHAEL B. RICHINGS
Michael B. Richings,
Chief Executive Officer
By:	/s/ SUZANNE R. DECKER
	Suzanne R. Decker, Trustee of the Decker	VICTORY GOLD INC.
Ridge Joint Revocable Trust
		By:	/s/ MICHAEL B. RICHINGS
Michael B. Richings, President

Agreement for Assignment and Assumption of Option Agreement

Description of Exhibits

Exhibit 1.3	Description of Century Properties
Exhibit 2.1	Assignment and Assumption
Exhibit 4.2	Description of Vista Consents, Notices and Obligations

Exhibit 1.3

Description of Century Properties

A.    Eureka Property; Eureka County, Nevada.    A one hundred percent (100%) interest in the patented mining claims described in Part A.

B.    Mina Gold Property; Mineral County, Nevada.    A one hundred percent (100%) interest in the patented mining claims described in Part B.

C.    Wonder Property; Churchill County, Nevada.    An undivided fifty percent (50%) interest in 78 patented mining claims, approximately 900 town site lots and certain water rights situated in the Wonder Mining District, Churchill County, Nevada, more particularly described in Part C.

D.    Mt. Hamilton, Treasure Hill Property; White Pine County, Nevada.    An undivided fifty percent (50%) interest in certain fee lands, 104 patented mining claims and 20 unpatented mining claims situated in White Pine County, Nevada, more particularly described in Part D.

Part A

Eureka Property
Eureka County, Nevada
Eureka Mining District

Claim Name	Township	Range	Section	Assessor Parcel Nos.	Patent Nos.	Mineral Survey Nos.
Killington Lode	18N	53E	22	410-001-49	16279	291
Volk & Paintoni Lode	19N	53E	34	410-001-49	6317	283
Water Jacket Lode	18N	53E	26	410-001-49	8639	285

Part B

Mina Gold Property
Mineral County, Nevada
Simon Bell Mining District

Claim Name	Township	Range	Section	Assessor Parcel Nos.	Patent Nos.	Mineral Survey Nos.
Aviator	8N	37E	7	009-020-01	744789	4288
Buckeye	8N	37E	7	009-020-01	744789	4288
Ideal	8N	37E	7	009-020-01	744789	4288
Monster	8N	37E	7	009-020-01	744789	4288
Two Buckle	8N	37E	7	099-020-01	744789	4288

Part C

Wonder Property
Churchill County, Nevada
Wonder Mining District

Patented Lode Mining Claims

Claim Name	Book	Page	Assessor Parcel Nos.	Patent Nos.	Mineral Survey Nos.
Scorpion Lode			000-003-99		3071
Great Eastern			000-003-99		3122
Great Eastern Fraction			000-003-99		3122
Great Eastern No. 1			000-003-99		3122
Great Eastern No. 3			000-003-99		3122
Great Eastern No. 4			000-003-99		3122
North Star Lode			000-003-99		4227
Queen No. 8			000-005-99		3786
B & S Lode			000-006-99		3072
Nevada Wonder			000-006-99		3078
Ruby No. 1			000-006-99		3079
Last Chance No. 1			000-006-99		3124
Nevada Wonder No. 2			000-006-99		3325
Last Chance No. 2			000-006-99		3326
Ruby No. 2			000-006-99		3327
Queen No. 5			000-006-99		3786
Nevada Wonder No. 3			000-006-99		4225
Hidden Treasure			000-006-99		4226
Queen No. 4			000-007-99		3786
Little Witch			000-008-99		3398
Nevadan			000-008-99		3398
Pan Handle			000-008-99		3398
Silver Tip			000-008-99		3398
Valley View			000-008-99		3398
Yellow Jacket			000-008-99		3398
Golden Dawn No. 1			000-008-99		3671
Golden Dawn No. 2			000-008-99		3671
Golden Dawn No. 3			000-008-99		3671

Golden Dawn No. 6	000-008-99	3671
Queen Bee	000-013-99	3786
Queen No. 1	000-014-99	3786
Rose No. 1	000-016-99	4227
Twilight No. 2	000-016-99	4227
Twilight No. 3	000-016-99	4227
Hidden Treasure No. 2	000-021-99	4226
Queen No. 7	000-032-99	3786
Last Chance	000-033-99	3123
Queen No. 10	000-038-99	3786
Blue Jay Lode	000-040-99	2954
Nevada Wonder No. 1	000-050-99	3327
Ruby	000-071-99	3327
Lost Chord	000-071-99	3885
Hidden Treasure No. 1	000-071-99	4226
Starr	000-093-99	3416
Moss Fraction	000-093-99	3417
Mars	000-094-99	3070
Blister Foot	000-094-99	3732
Beauty	000-094-99	3750
Grand View Fraction	000-094-99	3750
Hercules	000-094-99	3750
Hercules No. 2	000-094-99	3750
Hercules No. 3	000-094-99	3750
Hilltop	000-094-99	3750
Hilltop Fraction	000-094-99	3750
Jackrabbit	000-094-99	3750
Lizard No. 1	000-094-99	3750
Worm	000-094-99	3750
Gold Bar No. 4	000-097-99	3732
New York No. 2	000-097-99	3732
King Midas	000-098-99	3885
King Midas No. 1	000-098-99	3885
King Midas No. 2	000-098-99	3885
King Midas No. 3	000-098-99	3885
Bumble Bee	000-100-99	3424
Grey Horse	000-100-99	3424
Grey Horse No. 1	000-100-99	3424

Grey Horse No. 2			000-100-99	3424
Kingstone			000-100-99	3424
Triangle Fraction			000-100-99	3424
Queen No. 9			000-102-99	3786
Wonder Townsite
Wonder Townsite	1	190	010-567-06	3326

        Wonder Townsite Property consists of Wonder Townsite, described in the patent thereof recorded December 18, 1911, n Book 1, Page 190, Official Records, Churchill County, Nevada, and bounded and described as follows:

        BEGINNING AT SOUTHWEST CORNER NO. 1, from which U.S. Location Monument No. 196 bears North seventy-nine degrees, seven minutes West six Thousand eight hundred five and six-tenths feet distance; thence North twenty-seven degrees, twenty-six minutes East two thousand six hundred thirty-two and fifty-three hundredths feet to Corner No. 2, situate on line 6-7 of Survey No. 3326, LAST CHANCE NO. 2 LODE CLAIM: thence South fifty-eight degrees, fifty-five minutes East one hundred thirteen and thirty-three-hundredths feet to Corner No. 3, identical with Corner No. 6 of said Survey No. 3326; thence South forth-six degrees, sixteen minutes East six hundred eighty-eight and forty-three-hundredths feet to Corner No. 4, at point of intersection of line 5-6 of said Survey No. 3326 with the Westerly end line of the WILD BILL LODE CLAIM, unsurveyed; thence South thriteen degrees east four hundred twelve and seventy-one-hundredths feet to Corner No. 5, identical with the Southwest Corner No. 4 of said WILD BILL LODE CLAIM: thence North seventy-seven degrees East eight hundred thirty-five and sixty-two hundredths feet to Corner No. 6, situate on the Southerly side line of said WILD BILL LODE CLAIM: thence South sixty-two degrees, thirty-four minutes East five hundred sixty-two and forty-eight hundredths feet to Corner No. 7; thence South twenty-seven degrees, twenty-six minutes West two thousand six hundred feet to Corner No. 8; thence North sixty-two degrees, thirty-four minutes West two thousand two hundred forty feet to Corner No. 1, THE PLACE OF BEGINNING, containing one hundred twenty-eight and thirty-nine-hundredths acres, according to the official plat on file in the General Land Office.

        Excepting therefrom Block 31 and Block 42.

        Also Excepting thereform any streets, roads, rights-of-way, or easements which may be owned or controlled by Churchill County.

Water Rights

Nevada Water Certificate No. 6, Permit 1510
Bench Creek Well Certificate No. 12957

Part D

Mt. Hamilton, Treasure Hill Property
Hamilton Mining District
White Pine County

1.
Patented Mining Claims

2.
Fee Land

3.
Unpatented Mining Claims

4.
Water Rights

5.
Exploration Agreement with Option to Purchase (Treasure Hill Project) between F.W. Lewis, Inc. and Great American Minerals, Inc. dated December 1, 2004.

Part D.1
Patented Mining Claims

Mt. Hamilton, Treasure Hill Property
White Pine County, Nevada
Hamilton Mining District

Claim Name	Township	Range	Section	Assessor Parcel Nos.	Patent Nos.	Mineral Survey Nos.
Hamilton Townsite	16N	58E	17, 18	009-410-04	80
Alcyone				099-059-02	9302	109
Argyle				099-059-03	3038	100
Aurora				099-059-04	168	42
Baldy Sour				099-059-06	3193	102
Black Rock Extension				099-059-07	2030	92
Black Rock Lode				099-059-08	2604	62
Black Lode or (Black Ledge)				099-059-10	897	75
Bullion				099-059-12	1486	89
Bullion No. 1				099-059-13	934	40
Bull Terrier				099-059-14	294344	3801
Bull Whacker				099-059-15	294344	3801
Bunko				099-059-16	294344	3801
Caledonia				099-059-17	741	48
California				099-059-18	459	47
Charter Oke				099-059-19	2170	87
Charter Oak Millsite				099-059-20	2170	87B
Charter Oak Lode				099-059-21	1891	52 & 86
Carlise No. 2				099-059-22	4203	67
Central Treasure Lode				099-059-26	87	62
Chief				099-059-33	4398	4398
Cocopah				099-059-34	511	52
C.O.D.				099-059-35	649	53

Comanche				099-059-36	38411	1928
Compensation & Good Luck Millsite				099-059-37	2157	59B
Congress				099-059-39	15022	73 & 114
Copper Glance				099-059-40	1010	63
Crescent				099-059-41	19472	90
C.T. Fay				099-059-42	650	57
Cuba				099-059-43	959498	4398
Dividend				099-059-46	19474	89
Dog Star				099-059-47	6998	70
Eberhardt				099-059-48	167	41
Edgar				099-059-49	17796	116
Elgin No. 7				099-059-50	249	37
Elko	16N	58E	19	099-059-51	1080	77
Emerald Isle				099-059-52	635	51
Emerald Isle				099-059-53	1578	69
Empire				099-059-54	2895	49
Eugene N. Robinson				099-059-56	8789	108
Eureka				099-059-57	15023	74
Eberhardt Lode				099-059-58	3818	43
First Easterly Extension of Sheboygan				099-059-59	1011	66
First Southerly Extension Hidden Treasure				099-059-60	467	58
Francis Cutting				099-059-61	2136	126
Gem				099-059-62	17797	117
Genesee				099-059-63	895	64
Glasier				099-059-64	895	76
Good Luck Millsite				099-059-67	2157	59
Great Valley				099-059-69	1083	47
Haggin & Tevis Lode				099-059-71	251	94
Hemlock				099-059-72	898	73
Hidden Treasure				099-059-73	2835	101
Hidden Treasure No. 2				099-059-74	125	110
Iceberg				099-059-76	169	40
Iceberg				099-059-77	260	45
Idaho Westerly				099-059-78	897	74
Imperial				099-059-79	884	71

Compensation & Good Luck Mine				099-059-80	2157	59A
Irene Lode				099-060-02	9303	71 & 107
Irvine				099-060-03	1122	48
John Wild North Lode				099-060-04	2267	95A
John Wild South Lode				099-060-06	2267	96A
Jennie A				099-060-08	3039	61
Keystone				099-060-10	3217	97
King William				099-060-12	869	59
Kongsberg				099-060-13	1664	85
Lenora				099-060-14	309983	4032
Madison				099-060-17	309983	4032
Mahogany				099-060-18	513	55
Manilla				099-060-20	959498	4398
Milwaukee	16N	58E (59E)	35	099-060-23	1663	51, 84
Mobile & Equality				099-060-24	2680	45
Monitor Reindeer				099-060-26	2331	127
Mother	16	57	35	099-060-27	1773	54
My Maryland				099-060-29	15024	75
New Defiance				099-060-31	3414	58A
New Defiance Millsite				099-060-32	3414	58B
Nimrod				099-060-33	876	61
Northern Crown				099-060-34	19473	91
Oh Joe	16	57	25	099-060-37	2264	93 - 60
Oko Jumbo				099-060-38	33079	1880
Onetha (Onetho)?	16	58	25	099-060-39	1662	50, 83
Ora	16	58	25	099-060-41	1666	46
Pennsylvania				099-060-43	1125	78
Pocotillo (Pocatillo)				099-060-46	263	44
Pocahontas & Isabella	16	58	31	099-060-47	1668	65
Pogonip				099-060-48	14077	72
Rex (1/2)				099-060-55	546610	4205
Rex (1/2 interest)	16	57	26	099-060-56	546610	4205
Roanoke	16	58	30	099-060-58	6011	105
Hidden Treasure 2nd South Extension				099-060-61	3014	99
Silent Friend				099-060-62	309983	4032
Snowdrop				099-060-63	459	46

South Aurora				099-060-64	146	37
Stafford				099-060-65	3326	88
St John Del Rey				099-060-66	883	60
Sweet Water				099-060-69	4236	103
Sunbeam				099-060-70	1577	70
Tom Jefferson				099-060-71	16515	56
Trench	16	57	27, 34	099-060-72	4611	65s
Trustee				099-060-73	17376	76
Volcano				099-060-74	959498	4398
Ward Beecher				099-060-75	510	50
Ward Beecher				099-060-76	512	49
Washington				099-060-77	14078	72 & 113
Western Central				099-060-78	746	115
West Onetha	16	58	25	099-060-79	307309	4031
Wiperwill	16	59	30	099-060-80	2766	92

Part D.2
Fee Lands

White Pine County, Nevada
Hamilton Mining District

Claim Name	Township	Range	Section	Assessor Parcel Nos.	Patent Nos.	Mineral Survey Nos.
SE1/4 SE1/4	16N	58E	7	009-410-03
SE1/4 SW1/4	16N	58E	7	009-410-02	SS8
NE1/4 SW1/4, NW1/4 SE1/4	17N	57E	34	009-310-04	SS8

Part D.3
Unpatented
Claims

White Pine County, Nevada
Hamilton (White Pine) Mining District

Claim Name	Township	Range	Sec	Book	Page	BLM Serial Nos.	Loc Date
NEWLANDS	0160N	0570E	23	3	179	98002	11/06/1893
NEWLAND # 2	0160N	0570E	23	5	602	98003	2/4/1904
LOLA	0160N	0570E	26	199	260	103343	8/11/1956
HOMESTAKE	0160N	0570E	23, 26	1	187-188	103344	10/12/1886
BLACK CALCITE # 8	0160N	0580E	31	278	41	103427	7/19/1965
ROCK SPRINGS	0160N	0580E	19, 30	119	121	103543	1/28/1934
YACKIE	0160N	0580E	19, 30	119	184	103544	6/3/1934
EXTENSION	0160N	0580E	30	119	323	103545	7/1/1934
CHLORIDE # 1	0160N	0580E	19, 20, 29, 30	257	216	103908	9/26/1963
CEDAR RIDGE	0160N	0580E	30	221	192	107700	5/21/1959
EUREKA # 4	0160N	0570E	25	29	109	171930	10/9/1980
EUREKA # 5	0160N	0570E	24, 25	38	5	198129	4/10/1981
EUREKA # 6	0160N	0570E	25, 26	38	6	198130	4/10/1981
EUREKA # 7	0160N	0570E	24, 25, 26	38	7	198131	4/10/1981
SUNSHINE	0160N	0570E	25	58	383	255303	8/25/1982
NEWLANDS # 3	0160N	0570E	23	58	391	255306	8/25/1982
NE PLUS ULTRA # 2	0160N	0570E	23	58	385	255307	8/25/1982
NEMISIS # 2	0160N	0570E	25, 26	66	68	280466	6/4/1983
ISAACS # 1	0160N	0570E	25	66	70	280468	6/4/1983
META	0160N	0570E	25	66	72	280470	6/4/1983

Part D.4
Water Rights

White Pine County, Nevada
White Pine Mining District

Name	Application No.	Certificate No.
Cuba
Compensation & Good Luck	21990	7348
A Springs (Shermantown)	21932	6888
Unnamed Stream (Dam No. 5)	21933	6889
Unnamed Stream (Dam No. 4)	31256	10766
Unnamed Spring (Shermantown)	31257	10767
Unnamed Spring (Shermantown)	23487	7769
Unnamed Spring (Shermantown)	23488	7770
Red Spring	23489	7771
Mokomoke Spring	31254
Unnamed Stream	31255
Unnamed Stream	31256
Townsite Well	31257
Car Muir Spring	39079	10772
Spring on West Side of Mokomoke Mtn.	4412	1030
Alex Muir Spring		31765
		1324

All other water rights or applications to the
State Engineer owned or applied for by
Frank W. Lewis in the White Pine Mining District.
(Applications without Certificate Numbers may be void or pending).

Part D.5
Exploration Agreement With Option to Purchase (Treasure Hill Project) between F.W. Lewis, Inc. and Great American Minerals, Inc. dated December 1, 2004, unpatented mining claims

White Pine County, Nevada
Hamilton Mining District

Owner: Great American Minerals, Inc., subject to the Exploration Agreement

Claim Name	Township	Range	Sec	Book	Page	BLM Serial Nos.
Treasure 1	15N	57E	12, 13, & 24			882041
Treasure 2	15N	57E	12, 13, & 24			882042
Treasure 3	15N	57E	12, 13, & 24			882043
Treasure 4	15N	57E	12, 13, & 24			882044
Treasure 5	15N	57E	12, 13, & 24			882045
Treasure 6	15N	57E	12, 13, & 24			882046
Treasure 7	15N	57E	12, 13, & 24			882047
Treasure 8	15N	57E	12, 13, & 24			882048
Treasure 9	15N	57E	12, 13, & 24			882049
Treasure 10	15N	57E	12, 13, & 24			882050
Treasure 11	15N	57E	12, 13, & 24			882051
Treasure 12	15N	57E	12, 13, & 24			882052
Treasure 13	15N	57E	12, 13, & 24			882053
Treasure 14	15N	57E	12, 13, & 24			882054
Treasure 15	15N	57E	12, 13, & 24			882055
Treasure 16	15N	57E	12, 13, & 24			882056
Treasure 17	15N	57E	12, 13, & 24			882057
Treasure 18	15N	57E	12, 13, & 24			882058
Treasure 19	15N	57E	12, 13, & 24			882059
Treasure 20	15N	57E	12, 13, & 24			882060
Treasure 21	15N	57E	12, 13, & 24			882061
Treasure 22	15N	57E	12, 13, & 24			882062
Treasure 23	15N	57E	12, 13, & 24			882063
Treasure 24	15N	57E	12, 13, & 24			882064
Treasure 25	15N	57E	12, 13, & 24			882065

Treasure 26	15N	57E	12, 13, & 24	882066
Treasure 27	15N	57E	12, 13, & 24	882067
Treasure 28	15N	57E	12, 13, & 24	882068
Treasure 29	15N	57E	12, 13, & 24	882069
Treasure 30	15N	57E	12, 13, & 24	882070
Treasure 31	15N	57E	12, 13, & 24	882071
Treasure 32	15N	57E	12, 13, & 24	882072
Treasure 33	15N	57E	12, 13, & 24	882073
Treasure 34	15N	57E	12, 13, & 24	882074
Treasure 35	15N	57E	12, 13, & 24	882075
Treasure 36	15N	57E	12, 13, & 24	882076
Treasure 37	15N	57E	12, 13, & 24	882077
Treasure 38	15N	57E	12, 13, & 24	882078
Treasure 39	15N	57E	12, 13, & 24	882079
Treasure 40	15N	57E	12, 13, & 24	882080
Treasure 41	15N	57E	12, 13, & 24	882081
Treasure 42	15N	57E	12, 13, & 24	882082
Treasure 43	15N	57E	12, 13, & 24	882083
Treasure 44	15N	57E	12, 13, & 24	882084
Treasure 45	15N	57E	12, 13, & 24	882085
Treasure 46	15N	57E	12, 13, & 24	882086
Treasure 47	15N	57E	12, 13, & 24	882087
Treasure 48	15N	57E	12, 13, & 24	882088
Treasure 49	15N	57E	12, 13, & 24	882089
Treasure 50	15N	57E	12, 13, & 24	882090
Treasure 51	15N	57E	12, 13, & 24	882091
Treasure 52	15N	57E	12, 13, & 24	882092
Treasure 53	15N	57E	12, 13, & 24	882093
Treasure 54	15N	57E	12, 13, & 24	882094
Treasure 55	15N	57E	12, 13, & 24	882095
Treasure 56	15N	57E	12, 13, & 24	882096
Treasure 57	15N	57E	12, 13, & 24	882097
Treasure 58	15N	57E	12, 13, & 24	882098
Treasure 59	15N	57E	12, 13, & 24	882099
Treasure 60	15N	57E	12, 13, & 24	882100
Treasure 61	15N	57E	12, 13, & 24	882101
Treasure 62	15N	57E	12, 13, & 24	882102
Treasure 63	15N	57E	12, 13, & 24	882103

Treasure 64	15N	57E	12, 13, & 24	882104
Treasure 65	15N	57E	12, 13, & 24	882105
Treasure 66	15N	57E	12, 13, & 24	882106
Treasure 100	15N	58E	6, 7, 18, & 19	882107
Treasure 101	15N	58E	6, 7, 18, & 19	882108
Treasure 102	15N	58E	6, 7, 18, & 19	882109
Treasure 103	15N	58E	6, 7, 18, & 19	882110
Treasure 104	15N	58E	6, 7, 18, & 19	882111
Treasure 105	15N	58E	6, 7, 18, & 19	882112
Treasure 106	15N	58E	6, 7, 18, & 19	882113
Treasure 107	15N	58E	6, 7, 18, & 19	882114
Treasure 108	15N	58E	6, 7, 18, & 19	882115
Treasure 109	15N	58E	6, 7, 18, & 19	882116
Treasure 110	15N	58E	6, 7, 18, & 19	882117
Treasure 111	15N	58E	6, 7, 18, & 19	882118
Treasure 112	15N	58E	6, 7, 18, & 19	882119
Treasure 113	15N	58E	6, 7, 18, & 19	882120
Treasure 114	15N	58E	6, 7, 18, & 19	882121
Treasure 115	15N	58E	6, 7, 18, & 19	882122
Treasure 116	15N	58E	6, 7, 18, & 19	882123
Treasure 117	15N	58E	6, 7, 18, & 19	882124
Treasure 118	15N	58E	6, 7, 18, & 19	882125
Treasure 119	15N	58E	6, 7, 18, & 19	882126
Treasure 120	15N	58E	6, 7, 18, & 19	882127
Treasure 121	15N	58E	6, 7, 18, & 19	882128
Treasure 122	15N	58E	6, 7, 18, & 19	882129
Treasure 123	15N	58E	6, 7, 18, & 19	882130
Treasure 124	15N	58E	6, 7, 18, & 19	882131
Treasure 125	15N	58E	6, 7, 18, & 19	882132

Exhibit 2.1

Form of Assignment and Assumption

Assignment and Assumption

        This Assignment and Assumption is made by and among Century Gold LLC, a Nevada limited liability company ("Century"), Donald J. Decker and Suzanne R. Decker, as Joint Trustees of the Decker Ridge Joint Revocable Trust (collectively "Decker"), and Victory Gold Inc., a Nevada corporation ("Victory").

Recitals

D.    Century, Decker and Frank W. Lewis, as trustee of the Frank Lewis Trust, and Sharon F. Lewis, as trustee of the Sharon Lewis Trust (collectively "Lewis") are parties to an Agreement for Purchase dated June 29, 2005 (the "Option Agreement"), pursuant to which Lewis granted to Century the option ("Option") and right to purchase all of the issued and outstanding shares of F.W. Lewis, Inc., a Nevada corporation ("FWLCO") and Century has exercised the Option.

E.    Century and Decker (collectively "ASSIGNOR") and Victory are parties to the Agreement for Assignment and Assumption of Option Agreement ("Assignment Agreement") pursuant to which Assignor agreed to assign the Option Agreement to Victory.

F.    Assignor agreed to execute and deliver an assignment of the Option Agreement.

        In consideration of the parties' rights and obligations under the Assignment Agreement, and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

        1.     ASSIGNOR assigns, conveys and transfers to Victory, and Victory's successors and assigns forever, all of ASSIGNOR's right, title and interest in, to and under the Assignment Agreement and in and to the FWLCO shares.

        2.     Victory assumes and agrees to perform ASSIGNOR's obligations under the Assignment Agreement.

        Dated effective December           , 2005.

CENTURY GOLD LLC		DECKER RIDGE JOINT REVOCABLE TRUST
By:	Donald J. Decker, Manager	By:	Donald J. Decker, Joint Trustee
VICTORY GOLD INC.		By:	Suzanne R. Decker, Joint Trustee
By:	Michael B. Richings, President

STATE OF NEVADA,	)
ss.
COUNTY OF ELKO.	)
This Assignment and Assumption was acknowledged before me on December , 2005, by Donald J. Decker as Manager of Century Gold LLC.
Notary Public
STATE OF NEVADA,	)
ss.
COUNTY OF ELKO.	)
This Assignment and Assumption was acknowledged before me on December , 2005, by Donald J. Decker as Joint Trustee of the Decker Ridge Joint Revocable Trust.
Notary Public
STATE OF NEVADA,	)
ss.
COUNTY OF ELKO.	)
This Assignment and Assumption was acknowledged before me on December , 2005, by Suzanne R. Decker as Joint Trustee of the Decker Ridge Joint Revocable Trust.
Notary Public

STATE OF COLORADO,	)
ss.
COUNTY OF JEFFERSON.	)
This Assignment and Assumption was acknowledged before me on December , 2005, by Michael B. Richings as President of Victory Gold Inc.
Notary Public

Exhibit 4.2

Description of Vista Consents,
Notices and Obligations

Approval of the American Stock Exchange of the transactions contemplated under this Agreement.

Approval of the Toronto Stock Exchange of the transactions contemplated under this Agreement.

QuickLinks

  Exhibit 10.35